UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2023

MP MATERIALS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39277	84-4465489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 S. Pavilion Center Drive, Suite 800

Las Vegas, Nevada 89119

(Address of principal executive offices and Zip Code)

(702) 844-6111

(Registrant’s telephone number, including area code)

6720 Via Austi Parkway, Suite 450

Las Vegas, Nevada 89119

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.0001 per share	MP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On February 16, 2023, MP Materials Corp. (the “Company”) filed an application, which is attached hereto as Exhibit 99.1 (the “Application”), in the Court of Chancery of State of Delaware pursuant to Section 205 of the Delaware General Corporation Law (“DGCL”) seeking to validate a Charter Amendment (as defined below) and the shares that may be issued pursuant thereto to resolve any uncertainty with respect to those matters. On February 16, 2023, the Court of Chancery granted the Company’s motion to expedite proceedings and set a hearing date for the Application to be heard. The hearing has been set for March 6, 2023 at 1:30 p.m. Eastern Time at the Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801.

This Form 8-K constitutes notice of the hearing. If any stockholder of the Company wishes to express a position on the Application, such stockholders of the Company may (i) appear at the hearing or (ii) in advance of the hearing, file a written submission with the Register in Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, referring to the case caption In re MP Materials Corp., C.A. No. 2023-0192-LWW (Del. Ch.). Any such written submissions should also be emailed in advance of the hearings to the Company’s counsel, Edward Micheletti, Skadden, Arps, Slate, Meagher & Flom LLP at edward.micheletti@skadden.com.

Charter Amendment

On November 13, 2020, the stockholders of MP Materials Corp. (the “Company”, then known as Fortress Value Acquisition Corp.), voted at a special meeting of stockholders (the “Special Meeting”) to approve certain matters relating to the business combination in which the Company acquired MP Mine Operations LLC and Secure Natural Resources LLC (the “Business Combination”). Among these matters was a proposal to amend the Company’s then-effective Amended and Restated Certificate of Incorporation dated April 29, 2020, to, among other things, increase the total number of authorized shares of Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), from 200,000,000 to 450,000,000 shares and increase the number of authorized shares of Preferred Stock, par value $0.0001 per share, from 1,000,000 to 50,000,000 shares (the “Charter Amendment”).

Majority of Shares Approved the Charter Amendment

The Charter Amendment was approved by a majority of the shares of the Company’s Class A Common Stock and Class F Common Stock, voting as a single class, that were outstanding as of the record date for the Special Meeting. At the Special Meeting, the stockholders also voted to approve the Business Combination and, on November 17, 2020, the Company filed its Second Amended and Restated Certificate of Incorporation (the “Charter”) with the Delaware Secretary of State. Although the vote on the Charter Amendment was not structured as a separate class vote by the holders of Class A Common Stock, the Charter Amendment received the approval of the votes of a majority of shares of Class A Common Stock.

A recent decision of the Delaware Court of Chancery has created uncertainty regarding the validity of the Charter Amendment and whether a separate vote of the majority of the then-outstanding shares of Class A Common Stock would have been required under Section 242(b)(2) of the DGCL. In light of the recent Delaware Court of Chancery decision, on February 16, 2023, the Company filed the Application to validate the Charter Amendment and the shares that may be issued pursuant thereto to resolve any uncertainty with respect to those matters. Section 205 of the DGCL permits the Delaware Court of Chancery, in its discretion, to validate potentially defective corporate acts and stock after considering a variety of factors.

If the Company is not successful in the Section 205 proceeding, the uncertainty with respect to the Company’s capitalization resulting from the Delaware Court of Chancery’s decision referenced above could have a material adverse effect on the Company until the underlying issues are definitively resolved.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Application for Relief Pursuant to 8 Del. C. § 205

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Note on Forward-Looking Statements.

This Current Report on Form 8-K may include “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements are any statements other than statements of historical fact. Forward-looking statements represent our current judgment about possible future events and are often identified by words such as “aim,” “anticipate,” “appears,” “approximately,” “believe,” “continue,” “could,” “designed,” “effect,” “estimate,” “evaluate,” “expect,” “forecast,” “goal,” “initiative,” “intend,” “may,” “objective,” “outlook,” “plan,” “potential,” “priorities,” “project,” “pursue,” “seek,” “should,” “target,” “when,” “will,” “would,” or the negative of any of those words or similar expressions. In making these statements, we rely upon assumptions and analysis based on our experience and perception of historical trends, current conditions and expected future developments, as well as other factors we consider appropriate under the circumstances. We believe these judgments are reasonable, but these statements are not guarantees of any future events or financial results, and our actual result may differ materially due to a variety of important factors, many of which are described in our Annual Report on Form 10-K, our subsequently filed Quarterly Reports on Form 10-Q, and our other filings with the U.S. Securities and Exchange Commission. If the Company is unsuccessful in the Section 205 proceeding, the uncertainty with respect to the Company’s capitalization could limit its ability to complete equity or debt financing transactions or issue stock-based compensation to its employees, directors and officers until the underlying issues are definitively resolved and have a material adverse impact on the Company. We caution readers not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other factors that affect the subject of these statements, except where we are expressly required to do so by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 17, 2023

MP Materials Corp.

By:	/s/ Elliot D. Hoops
Elliot D. Hoops
General Counsel and Secretary